UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       February 17, 2016

Citigroup Commercial Mortgage Trust 2016-GC36
(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

Goldman Sachs Mortgage Company

Cantor Commercial Real Estate Lending, L.P.

Starwood Mortgage Funding I LLC

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-01	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 17, 2016, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, KeyBank National Association, as master servicer (the “Master Servicer”), Wells Fargo Bank, National Association, as special servicer (in such capacity, the “Special Servicer”) and as certificate administrator, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-GC36, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class A-S, Class B, Class EC and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class X-D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $991,214,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“GS&Co.”), Cantor Fitzgerald & Co. (“CF&Co.”) and Drexel Hamilton, LLC (“Drexel” and, together with Citigroup, GS&Co. and CF&Co., in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of February 3, 2016 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and GS&Co. are acting as co-lead managers, and CF&Co. and Drexel are acting as co-managers, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated January 28, 2016, and by the Prospectus, dated February 3, 2016 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1.

All of the Private Certificates, having an aggregate initial principal amount of $164,720,829, were sold to Citigroup, GS&Co., CF&Co. and Drexel (collectively with Citigroup, GS&Co. and CF&Co., in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of February 3, 2016, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-GC36 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 58 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 104 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2016 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2016 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2016 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, and (iv) Starwood Mortgage Funding I LLC (“SMF I”), pursuant to a Mortgage Loan

Purchase Agreement, dated as of February 1, 2016 (the “SMF I Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement and the CCRE Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and SMF I. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 5 Penn Plaza (the “5 Penn Plaza Mortgage Loan”) is part of a loan combination (the “5 Penn Plaza Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and two pari passu companion loans (each, a “5 Penn Plaza Pari Passu Companion Loan” and, collectively, the “5 Penn Plaza Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The 5 Penn Plaza Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the 5 Penn Plaza Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the 5 Penn Plaza Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the 5 Penn Plaza Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of January 6, 2016 (the “5 Penn Plaza Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the 5 Penn Plaza Mortgage Loan Combination. The 5 Penn Plaza Co-Lender Agreement is attached hereto as Exhibit 4.6.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Sheraton Denver Downtown Fee (the “Sheraton Denver Downtown Fee Mortgage Loan”) is part of a loan combination (the “Sheraton Denver Downtown Fee Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Sheraton Denver Downtown Fee Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Sheraton Denver Downtown Fee Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Sheraton Denver Downtown Fee Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Sheraton Denver Downtown Fee Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Sheraton Denver Downtown Fee Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of February 1, 2016 (the “Sheraton Denver Downtown Fee Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Sheraton Denver Downtown Fee Mortgage Loan Combination. The Sheraton Denver Downtown Fee Co-Lender Agreement is attached hereto as Exhibit 4.7.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Austin Block 21 (the “Austin Block 21 Mortgage Loan”) is part of a loan combination (the “Austin Block 21 Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Austin Block 21 Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Austin Block 21 Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Austin Block 21 Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Austin Block 21 Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Austin Block 21 Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of

February 1, 2016 (the “Austin Block 21 Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Austin Block 21 Mortgage Loan Combination. The Austin Block 21 Co-Lender Agreement is attached hereto as Exhibit 4.8.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Glenbrook Square (the “Glenbrook Square Mortgage Loan”) is part of a loan combination (the “Glenbrook Square Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Glenbrook Square Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Glenbrook Square Mortgage Loan Combination, (i) the Glenbrook Square Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the GS Mortgage Securities Trust 2015-GS1, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1 (the “GSMS 2015-GS1 Certificates”), and (ii) the Glenbrook Square Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2015-GS1 Certificates, dated as of November 1, 2015 (the “GSMS 2015-GS1 PSA”), between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “GSMS 2015-GS1 Master Servicer”), Wells Fargo Bank, National Association, as special servicer (in such capacity, the “GSMS 2015-GS1 Special Servicer”) and as certificate administrator, Situs Holdings, LLC, as operating advisor, and Wilmington Trust, National Association, as trustee (in such capacity, the “GSMS 2015-GS1 Trustee”). The GSMS 2015-GS1 Master Servicer and the GSMS 2015-GS1 Special Servicer are responsible for servicing the Glenbrook Square Mortgage Loan and administering the related mortgaged property, and the GSMS 2015-GS1 Trustee is the mortgagee of record with respect to the Glenbrook Square Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Glenbrook Square Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of December 1, 2015 (the “Glenbrook Square Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Glenbrook Square Mortgage Loan Combination. The GSMS 2015-GS1 PSA and the Glenbrook Square Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.9, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Westin Boston Waterfront (the “Westin Boston Waterfront Mortgage Loan”) is part of a loan combination (the “Westin Boston Waterfront Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and two pari passu companion loans (each, a “Westin Boston Waterfront Pari Passu Companion Loan” and, collectively, the “Westin Boston Waterfront Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Westin Boston Waterfront Mortgage Loan Combination, (i) the Westin Boston Waterfront Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the GSMS 2015-GS1 Certificates, and (ii) the Westin Boston Waterfront Mortgage Loan Combination is being serviced pursuant to the GSMS 2015-GS1 PSA. The GSMS 2015-GS1 Master Servicer and the GSMS 2015-GS1 Special Servicer are responsible for servicing the Westin Boston Waterfront Mortgage Loan and administering the related mortgaged property, and the GSMS 2015-GS1 Trustee is the mortgagee of record with respect to the Westin Boston Waterfront Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Westin Boston Waterfront Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of December 1, 2015 (the “Westin Boston Waterfront Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Westin Boston Waterfront Mortgage Loan Combination. The Westin Boston Waterfront Co-Lender Agreement is attached hereto as Exhibit 4.10.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Park Place (the “Park Place Mortgage Loan”) is part of a loan combination (the “Park Place Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Park Place Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Park Place Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Park Place Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Park Place Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Park Place Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of February 1, 2016 (the “Park Place Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Park Place Mortgage Loan Combination. The Park Place Co-Lender Agreement is attached hereto as Exhibit 4.11.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 215 West 34th Street & 218 West 35th Street (the “215 West 34th Street & 218 West 35th Street Mortgage Loan”) is part of a loan combination (the “215 West 34th Street & 218 West 35th Street Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and two pari passu companion loans (each, a “215 West 34th Street & 218 West 35th Street Pari Passu Companion Loan” and, collectively, the “215 West 34th Street & 218 West 35th Street Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the 215 West 34th Street & 218 West 35th Street Mortgage Loan Combination, (i) the 215 West 34th Street & 218 West 35th Street Pari Passu Companion Loan evidenced by the non-controlling promissory note A-3 is part of the mortgage pool backing the CFCRE 2016-C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C3 (the “CFCRE 2016-C3 Certificates”), and (ii) the 215 West 34th Street & 218 West 35th Street Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CFCRE 2016-C3 Certificates, dated as of January 1, 2016 (the “CFCRE 2016-C3 PSA”), between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “CFCRE 2016-C3 Master Servicer”) and as certificate administrator, paying agent and custodian, CWCapital Asset Management LLC, as special servicer (the “CFCRE 2016-C3 Special Servicer”), Wilmington Trust, National Association, as trustee (in such capacity, the “CFCRE 2016-C3 Trustee”), and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The CFCRE 2016-C3 Master Servicer and the CFCRE 2016-C3 Special Servicer are responsible for servicing the 215 West 34th Street & 218 West 35th Street Mortgage Loan and administering the related mortgaged property, and the CFCRE 2016-C3 Trustee is the mortgagee of record with respect to the 215 West 34th Street & 218 West 35th Street Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the 215 West 34th Street & 218 West 35th Street Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of January 28, 2016 (the “215 West 34th Street & 218 West 35th Street Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the 215 West 34th Street & 218 West 35th Street Mortgage Loan Combination. The CFCRE 2016-C3 PSA and the 215 West 34th Street & 218 West 35th Street Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.12.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as South Plains Mall (the “South Plains Mall Mortgage Loan”) is part of a loan combination (the “South Plains Mall Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and two pari passu companion loans (each, a “South Plains Mall Pari Passu Companion Loan” and, collectively, the “South Plains Mall Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the South Plains Mall Mortgage Loan Combination, (i) the South Plains Mall Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the GSMS 2015-GS1 Certificates, and (ii) the South Plains Mall Mortgage Loan Combination is being serviced pursuant to the GSMS 2015-GS1 PSA. The GSMS 2015-GS1 Master Servicer and the GSMS 2015-GS1 Special Servicer are responsible for servicing the South Plains Mall Mortgage Loan and administering the related mortgaged property, and the GSMS 2015-GS1 Trustee is the mortgagee of record with respect to the South Plains Mall Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the South Plains Mall Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of December 1, 2015 (the “South Plains Mall Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the South Plains Mall Mortgage Loan Combination. The South Plains Mall Co-Lender Agreement is attached hereto as Exhibit 4.13.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus as GSA Portfolio (the “GSA Portfolio Mortgage Loan”) is part of a loan combination (the “GSA Portfolio Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “GSA Portfolio Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. With respect to the GSA Portfolio Mortgage Loan Combination, (i) the GSA Portfolio Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the GSMS 2015-GS1 Certificates, and (ii) the GSA Portfolio Mortgage Loan Combination is being serviced pursuant to the GSMS 2015-GS1 PSA. The GSMS 2015-GS1 Master Servicer and the GSMS 2015-GS1 Special Servicer are responsible for servicing the GSA Portfolio Mortgage Loan and administering the related portfolio of mortgaged properties, and the GSMS 2015-GS1 Trustee is the mortgagee of record with respect to the GSA Portfolio Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the GSA Portfolio Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of December 1, 2015 (the “GSA Portfolio Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the GSA Portfolio Mortgage Loan Combination. The GSA Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.14.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Heinz 57 Center (the “Heinz 57 Center Mortgage Loan”) is part of a loan combination (the “Heinz 57 Center Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Heinz 57 Center Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Heinz 57 Center Mortgage Loan Combination, (i) the Heinz 57 Center Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the JPMCC Commercial Mortgage Securities Trust 2015-JP1, Commercial Mortgage Pass-Through Certificates, Series 2015-JP1 (the “JPMCC 2015-JP1 Certificates”), and (ii) the Heinz 57 Center Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the JPMCC 2015-JP1 Certificates, dated as of December 1, 2015 (the “JPMCC 2015-JP1 PSA”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “JPMCC 2015-JP1 Master Servicer”) and as certificate administrator, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (in such capacity, the

“JPMCC 2015-JP1 Special Servicer”), Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee (in such capacity, the “JPMCC 2015-JP1 Trustee”). The JPMCC 2015-JP1 Master Servicer and the JPMCC 2015-JP1 Special Servicer are responsible for servicing the Heinz 57 Center Mortgage Loan and administering the related mortgaged property, and the JPMCC 2015-JP1 Trustee is the mortgagee of record with respect to the Heinz 57 Center Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Heinz 57 Center Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of November 17, 2015 (the “Heinz 57 Center Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Heinz 57 Center Mortgage Loan Combination. The JPMCC 2015-JP1 PSA and the Heinz 57 Center Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.15, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Element LA (the “Element LA Mortgage Loan”) is part of a loan combination (the “Element LA Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and three pari passu companion loans (each, an “Element LA Pari Passu Companion Loan” and, collectively, the “Element LA Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Element LA Mortgage Loan Combination, (i) the Element LA Pari Passu Companion Loan evidenced by the controlling promissory note A-1A is part of the mortgage pool backing the CFCRE 2016-C3 Certificates, and (ii) the Element LA Mortgage Loan Combination is being serviced pursuant to the CFCRE 2016-C3 PSA. The CFCRE 2016-C3 Master Servicer and the CFCRE 2016-C3 Special Servicer are responsible for servicing the Element LA Mortgage Loan and administering the related mortgaged property, and the CFCRE 2016-C3 Trustee is the mortgagee of record with respect to the Element LA Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Element LA Pari Passu Companion Loans are generally governed by an amended and restated co-lender agreement dated as of October 9, 2015 (the “Element LA Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Element LA Mortgage Loan Combination. The Element LA Co-Lender Agreement is attached hereto as Exhibit 4.16.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as DoubleTree Hotel Universal (the “DoubleTree Hotel Universal Mortgage Loan”) is part of a loan combination (the “DoubleTree Hotel Universal Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and two pari passu companion loans (each, a “DoubleTree Hotel Universal Pari Passu Companion Loan” and, collectively, the “DoubleTree Hotel Universal Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the DoubleTree Hotel Universal Mortgage Loan Combination, (i) the DoubleTree Hotel Universal Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the GS Mortgage Securities Trust 2015-GC34, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34 (the “GSMS 2015-GC34 Certificates”), and (ii) the DoubleTree Hotel Universal Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2015-GC34 Certificates, dated as of October 1, 2015 (the “GSMS 2015-GC34 PSA”), between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “GSMS 2015-GC34 Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (in such capacity, the “GSMS 2015-GC34 Special Servicer)”, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee (the “GSMS 2015-GC34 Trustee”) and as certificate administrator. The GSMS 2015-GC34 Master Servicer and the GSMS 2015-GC34 Special Servicer are responsible for servicing the DoubleTree Hotel Universal Mortgage Loan and administering the related mortgaged property, and the GSMS 2015-GC34 Trustee is the mortgagee of record with respect to the DoubleTree Hotel Universal Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the DoubleTree Hotel Universal Pari Passu Companion Loans are generally governed by an amended and restated co-lender agreement dated as of December 1, 2015 (the “DoubleTree Hotel Universal Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the DoubleTree Hotel Universal Mortgage Loan Combination. The GSMS 2015-GC34 PSA and the DoubleTree Hotel Universal Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.17, respectively.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, GSMC, CCRE and SMF I. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $6,317,578, were approximately $1,177,765,571. Of the expenses paid by the Depositor, approximately $416,043 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,801,535 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Berkadia Commercial Mortgage LLC will act as primary servicer with respect to 43 of the Mortgage Loans pursuant to that certain Amended and Restated Subservicing Agreement, dated as of January 18, 2013 and as to which an executed version is attached hereto as Exhibit 10.5, between KeyBank National Association and Berkadia Commercial Mortgage LLC.

Berkadia Commercial Mortgage LLC will also act as primary servicer with respect to 3 of the Mortgage Loans pursuant to that certain Subservicing Agreement, dated as of February 1, 2016 and as to which an executed version is attached hereto as Exhibit 10.6, between KeyBank National Association and Berkadia Commercial Mortgage LLC.

Berkeley Point Capital LLC will act as primary servicer with respect to 2 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of January 1, 2016 and as to which an executed version is attached hereto as Exhibit 10.7, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated February 3, 2016. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1	Underwriting Agreement, dated as of February 3, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer and as certificate administrator, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GS1 Certificates, dated as of November 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer and as certificate administrator, Situs Holdings, LLC, as operating advisor, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the CFCRE 2016-C3 Certificates, dated as of January 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the JPMCC 2015-JP1 Certificates, dated as of December 1, 2015, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.

Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GC34 Certificates, dated as of October 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee and as certificate administrator.

Exhibit 4.6	Co-Lender Agreement, dated as of January 6, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the 5 Penn Plaza Mortgage Loan Combination.

Exhibit 4.7	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Sheraton Denver Downtown Fee Mortgage Loan Combination.

Exhibit 4.8	Co-Lender Agreement, dated as of February 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, relating to the Austin Block 21 Mortgage Loan Combination.

Exhibit 4.9	Co-Lender Agreement, dated as of December 1, 2015, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, relating to the Glenbrook Square Mortgage Loan Combination.

Exhibit 4.10	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, relating to the Westin Boston Waterfront Mortgage Loan Combination.

Exhibit 4.11	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Park Place Mortgage Loan Combination.

Exhibit 4.12	Co-Lender Agreement, dated as of January 28, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, relating to the 215 West 34th Street & 218 West 35th Street Mortgage Loan Combination.

Exhibit 4.13	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, relating to the South Plains Mall Mortgage Loan Combination.

Exhibit 4.14	Co-Lender Agreement, dated as of December 1, 2015, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, relating to the GSA Portfolio Mortgage Loan Combination.

Exhibit 4.15	Co-Lender Agreement, dated as of November 17, 2015, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, relating to the Heinz 57 Center Mortgage Loan Combination.

Exhibit 4.16	Amended and Restated Co-Lender Agreement, dated as of October 9, 2015, between Cantor Commercial Real Estate Lending, L.P., as Note A-1A Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1B Holder, Goldman Sachs Mortgage Company, as Note A-2A Holder, and Goldman Sachs Mortgage Company, as Note A-2B Holder, relating to the Element LA Mortgage Loan Combination.

Exhibit 4.17	Amended and Restated Co-Lender Agreement, dated as of December 1, 2015, by and among U.S. Bank National Association, as trustee, for the benefit of the registered holders of the GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34, as Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, relating to the DoubleTree Hotel Universal Mortgage Loan Combination.

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 17, 2016.

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 17, 2016 (included as part of Exhibit 5).

Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.2	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.3	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Cantor Commercial Real Estate Lending, L.P. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.4	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Starwood Mortgage Funding I LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.5	Amended and Restated Subservicing Agreement, dated as of January 18, 2013, by and between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as primary servicer.

Exhibit 10.6	Subservicing Agreement, dated as of February 1, 2016, between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as subservicer.

Exhibit 10.7	Primary Servicing Agreement, dated as of January 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 17, 2016 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 3, 2016, which such certification is dated February 3, 2016.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 17, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-GC36 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of February 3, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Cantor Fitzgerald & Co., and Drexel Hamilton, LLC, as underwriters.	(E)

4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer and as certificate administrator, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.	(E)

4.2	Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GS1 Certificates, dated as of November 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer and as certificate administrator, Situs Holdings, LLC, as operating advisor, and Wilmington Trust, National Association, as trustee.	(E)

4.3	Pooling and Servicing Agreement governing the issuance of the CFCRE 2016-C3 Certificates, dated as of January 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.4	Pooling and Servicing Agreement governing the issuance of the JPMCC 2015-JP1 Certificates, dated as of December 1, 2015, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as	(E)

operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.

4.5	Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GC34 Certificates, dated as of October 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee and as certificate administrator.	(E)

4.6	Co-Lender Agreement, dated as of January 6, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the 5 Penn Plaza Mortgage Loan Combination.	(E)

4.7	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Sheraton Denver Downtown Fee Mortgage Loan Combination.	(E)

4.8	Co-Lender Agreement, dated as of February 1, 2016, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, relating to the Austin Block 21 Mortgage Loan Combination.	(E)

4.9	Co-Lender Agreement, dated as of December 1, 2015, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, relating to the Glenbrook Square Mortgage Loan Combination.	(E)

4.10	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, relating to the Westin Boston Waterfront Mortgage Loan Combination.	(E)

4.11	Co-Lender Agreement, dated as of February 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Park Place Mortgage Loan Combination.	(E)

4.12	Co-Lender Agreement, dated as of January 28, 2016, between Cantor Commercial Real Estate Lending, L.P., as Note A-1 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 Holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 Holder, relating to the 215 West 34th Street & 218 West 35th Street Mortgage Loan Combination.	(E)

4.13	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, relating to the South Plains Mall Mortgage Loan Combination.	(E)

4.14	Co-Lender Agreement, dated as of December 1, 2015, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, relating to the GSA Portfolio Mortgage Loan Combination.	(E)

4.15	Co-Lender Agreement, dated as of November 17, 2015, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, relating to the Heinz 57 Center Mortgage Loan Combination.	(E)

4.16	Amended and Restated Co-Lender Agreement, dated as of October 9, 2015, between Cantor Commercial Real Estate Lending, L.P., as Note A-1A Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1B Holder, Goldman Sachs Mortgage Company, as Note A-2A Holder, and Goldman Sachs Mortgage Company, as Note A-2B Holder, relating to the Element LA Mortgage Loan Combination.	(E)

4.17	Amended and Restated Co-Lender Agreement, dated as of December 1, 2015, by and among U.S. Bank National Association, as trustee, for the benefit of the registered holders of the GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34, as Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, relating to the DoubleTree Hotel Universal Mortgage Loan Combination.	(E)

5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 17, 2016.	(E)

8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 17, 2016 (included as part of Exhibit 5).	(E)

10.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

10.2	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

10.3	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Cantor Commercial Real Estate Lending, L.P. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

10.4	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Starwood Mortgage Funding I LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

10.5	Amended and Restated Subservicing Agreement, dated as of January 18, 2013, by and between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as primary servicer.	(E)

10.6	Subservicing Agreement, dated as of February 1, 2016, between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as subservicer.	(E)

10.7	Primary Servicing Agreement, dated as of January 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as primary servicer.	(E)

23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 17, 2016 (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 3, 2016, which such certification is dated February 3, 2016.	(E)